Exhibit 10.2

EXECUTION

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 26, 2009, is by and among CLARIENT, INC., a Delaware corporation (the “Company”), and the undersigned Purchaser (the “Purchaser”).

RECITALS

In connection with, and pursuant to, that certain Stock Purchase Agreement by and among the parties hereto of even date herewith (the “Stock Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Stock Purchase Agreement, to issue and sell to the Purchaser at the Closings shares of Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), of the Company (the “Preferred Shares”), which shall be convertible into shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company in accordance with the terms of the Company’s Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement.

To induce the Purchaser to execute, deliver and perform the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.             DEFINITIONS.

In addition to the capitalized terms elsewhere defined herein, the following terms, when used herein, shall have the following meanings, unless the context otherwise requires:

(a)           “Agreement” has the meaning set forth in the preface above.

(b)           “Allowable Grace Period” has the meaning set forth in Section 3(m).

(c)           “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in Los Angeles, California generally are authorized or required by law or other governmental actions to close.

(d)           “Certificate of Designations” has the meaning set forth in the recitals above.

(e)           “Claims” has the meaning set forth in Section 6(a).

(f)            “Common Stock” has the meaning set forth in the recitals above.

(g)           “Company” has the meaning set forth in the preface above.

(h)           “Conversion Shares” means all of the shares of Common Stock into which the Preferred Shares are converted or are potentially convertible.

(i)            “Effectiveness Deadline” has the meaning set forth in Section 2(a).

(j)            “Exchange Act” has the meaning set forth in Section 3(b).

(k)           “Filing Deadline” has the meaning set forth in Section 2(a).

(l)            “Grace Period” has the meaning set forth in Section 3(m).

(m)          “Investor Majority” has the meaning set forth in Section 2(b).

(n)           “Investors” means (i) the Purchaser, (ii) any transferee or assignee thereof to whom the Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8(c), and (iii) any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8(c).

(o)           “Legal Counsel” has the meaning set forth in Section 2(b).

(p)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, other entity, an unincorporated organization and a governmental or any department or agency thereof.

(q)           “Preferred Shares” has the meaning set forth in the recitals above.

(r)            “Purchaser” has the meaning set forth in the preface above.

(s)           “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(t)            “Registrable Securities” means (i) all Conversion Shares issued or issuable upon conversion of the Preferred Shares, and (ii) any shares of capital stock issued or issuable with respect to the Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that Registrable Securities shall not include any such shares (A) which have been disposed of pursuant to an effective registration statement under the Securities Act, (B) which have been sold or otherwise transferred in a transaction in which the rights under the provisions of this Agreement have not been assigned, (C) which have been sold under Rule 144 or (D) with respect to an Investor, this Agreement has terminated pursuant to Section 8(n) hereof.

(u)           “Registration Period” has the meaning set forth in Section 3(a).

(v)           “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.

(w)          “Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

(x)            “Safeguard” has the meaning set forth in the Stock Purchase Agreement.

(y)           “Safeguard Registration Rights Agreement” has the meaning set forth in Section 8(a).

(z)            “SEC” means the United States Securities and Exchange Commission.

(aa)         “Securities Act” has the meaning set forth in the recitals above.

(bb)         “Series A Preferred Stock” has the meaning set forth in the recitals above.

(cc)         “Stock Purchase Agreement” has the meaning set forth in the recitals above.

(dd)         “Strategic Transaction” has the meaning set forth in the Stock Purchase Agreement.

(ee)         “Subsequent Registration Rights” has the meaning set forth in Section 8(a).

2.             REGISTRATION.

(a)           Mandatory Registration. The Company shall prepare and file with the SEC the Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. The Company shall file the Registration Statement no later than ninety (90) days prior to the first anniversary of the Initial Closing.

Such deadline is referred to herein as the “Filing Deadline”.  In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(c).  The Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the aggregate number of Registrable Securities issued and outstanding or deemed issued and outstanding on an as-converted basis as of the trading day immediately preceding the date the Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(d).  The Company shall use its best efforts to have the Registration Statement declared effective by the SEC no later than the first anniversary of the Initial Closing (the “Effectiveness Deadline”).

(b)           Legal Counsel.  Subject to Section 5 hereof, the Investors holding a majority of the Registrable Securities (on an as converted basis, the “Investor Majority”) shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 (“Legal Counsel”), which shall be Finn Dixon & Herling LLP or such other counsel as thereafter designated by an Investor Majority.  The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations under this Agreement.

(c)           Ineligibility for Form S-3.  In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to an Investor Majority and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(d)           Sufficient Number of Shares Registered.  In the event that the number of shares available under the Registration Statement filed pursuant to Section 2(a) is, or becomes, insufficient to cover all of the Registrable Securities required to be covered by the Registration Statement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 100% of the aggregate number of the Registrable Securities required to be registered hereunder as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises.  The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.  For all purposes of this Agreement, such additional Registration Statement shall be deemed to be the Registration Statement required to be filed by the Company pursuant to Section 2(a) of this Agreement, and the Company and the Investors shall have the same rights and obligations with respect to such additional Registration Statement as they shall have with respect to the initial Registration Statement required to be filed by the Company pursuant to Section 2(a).

(e)           Selection of Underwriters.  An Investor Majority shall have the right to select the managing/book-running underwriter(s), if any, for the Registrable Securities to be registered pursuant to Section 2(a), subject to the Company’s written approval of such managing/book-running underwriter(s), such written approval not to be unreasonably withheld, conditioned or delayed.

(f)            Certain Limitations. In the event that a registration hereunder is underwritten (at the election of the Investors as described in Section 2(e)), if a representative of the managing/book-running underwriter(s) advises the Investors in writing that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) because the number of securities to be underwritten is likely to have an adverse effect on the price, timing or the distribution of securities to be offered, then the number of securities that may be included in the underwriting shall be allocated, first, to the Investors, allocated among the Investors on a pro rata basis based on the total number of Registrable Securities held by the Investors and second, only if the Investors are able to have all of their Registrable Securities included, to the Company and other holders of registration rights to the extent they are participating in such offering.  Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(g)           Plan of Distribution. The intended method or methods of disposition and/or sale (Plan of Distribution) of the Registrable Securities contained in the Registration Statement to be filed hereunder shall be in the form attached hereto as Exhibit A, with only such modifications and changes as expressly agreed by the Company and the Investor Majority.

3.             RELATED OBLIGATIONS.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Sections 2(a), 2(c) or 2(d), the Company will use its best efforts to effect the registration of the Registrable Securities covered by such Registration Statement in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)           The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the Filing Deadline) and use its best efforts to cause such Registration Statement relating to the applicable Registrable Securities to become effective no later than the Effectiveness Deadline.  The Company shall use its best efforts to keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.  In the event the Registration Statement is no longer effective during the Registration Period, the Company shall use its best efforts to immediately cause a new Registration Statement to become effective pursuant to Sections 2(a), 2(c) or 2(d).

(b)           The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

(c)           The Company shall permit Legal Counsel to review and comment upon (i) any Registration Statement prior to its filing with the SEC and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) prior to their filing with the SEC.  The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be withheld unless Legal Counsel has reasonable objections to disclosures in the Registration Statement relating to (I) the Registrable Securities or the Preferred Shares or (II) the Investors.  The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.  The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

(d)           The Company shall furnish, without charge, to each Investor selling Registrable Securities and each underwriter, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, each free writing prospectus utilized in connection therewith, in each case, in conformity with the requirements of the Securities Act, and other documents, as such Investor or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Investor;

(e)           The Company shall use its best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities pursuant to a Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

(f)            The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to Legal Counsel and each Investor as Legal Counsel or such Investor may reasonably request.  The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(g)           The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension promptly and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)           The Company shall cooperate with the Investors who hold Registrable Securities being offered and facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(i)            The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the Registration Statement.

(j)            The Company shall otherwise use its best efforts to comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within forty-five (45) days, or ninety (90) days if it is a fiscal year, after the end of such twelve-month (12) period described hereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)           Within one (1) Business Day after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

(l)            The Company shall use commercially reasonable efforts to take all other actions reasonably necessary to expedite and facilitate disposition by Investors of Registrable Securities pursuant to a Registration Statement.

(m)          Notwithstanding anything to the contrary in Section 3(g), at any time after a Registration Statement has been declared effective by the SEC, the Company may suspend the use or effectiveness of any Registration Statement (a “Grace Period”) (and the Investors hereby agree not to offer or sell any Registrable Securities pursuant to such Registration Statement during such Grace Period) if there is material, non-public information about the Company that the Company reasonably determines not to be in the best interests of the Company to disclose and that the Company is not otherwise required to disclose; provided, that the Company shall promptly (i) notify the Investors in writing of such suspension and the date on which the Grace Period will begin and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no individual Grace Period shall exceed thirty (30) consecutive days and during any 180 day period, all such Grace Periods shall not exceed an aggregate of thirty (30) days (an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice.  The provisions of Section 3(g) hereof shall not be applicable during any Allowable Grace Period.  Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

(n)           In the event of any underwritten public offering (at the election of the Investors, as described in Section 2(e)), the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering selected by the Investor.  Each Investor participating in such underwriting shall also enter into and perform its obligations pursuant to such an agreement.

(o)           Promptly after the filing of a Registration Statement hereunder, the Company shall use its best efforts to secure the listing of all of the Registrable Securities covered by such Registration Statement upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock shall be so listed (subject to notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of such Registrable Securities.

(p)           During the period that the Company is required to maintain effectiveness of the Registration Statement pursuant to Section 3(a), the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the Exchange Act.

(q)           In the event a Registration Statement covering the Registrable Securities will terminate by its terms, the Company shall refile (or file and have declared effective) a new Registration Statement and use its best efforts to minimize and gap between the two Registration Statements.

(r)            To the extent that any of the Investors is deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies, the Company agrees that:

(i)            the indemnification and contribution provisions contained in Section 6 shall be applicable to the benefit of the Investors in their role as deemed underwriter in addition to their capacity as a holder of Registrable Securities;

(ii)           the Investors shall be entitled to conduct the due diligence which they would normally conduct in connection with an offering of securities registered under the Securities Act, including without limitation receipt of customary opinions and comfort letters;

(iii)          The Company shall obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Investor Majority) in customary form addressed to the Investors, covering such matters as are customarily covered in opinions requested in underwritten offerings and dated as of the date such opinion is customarily dated.

(iv)          The Company shall obtain “comfort letters” and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Investors, in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings and dated as of the date such comfort letter is customarily dated.

(v)           The Company shall deliver such other customary documents and certificates as may be reasonably requested by the Investors to evidence compliance with any customary conditions contained in underwriting agreements, if any.

(s)           Notwithstanding anything to the contrary in Section 2 or 3 of this Agreement, the Company shall not be obligated to take any action to effect or complete any registration or file the Registration Statement, or maintain the effectiveness of the Registration Statement, if the Company shall furnish to the Investors holding Registrable Securities a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement.  The Company shall have the right to defer such filing or maintenance of effectiveness for a period of not more than 120 days in any 365 day period.

4.             OBLIGATIONS OF THE INVESTORS.

(a)           At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company reasonably requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)           Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor no longer holds any Registrable Securities or has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)           Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required and, if so directed by the Company, such Investor shall deliver to the Company, or destroy all copies in such Investor’s possession, any prospectus covering such Registrable Securities current at the time of receipt of such notice.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Stock Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

5.             EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, fees and disbursements of Legal Counsel (up to an aggregate of $20,000) in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement and fees and disbursements of counsel for the Company shall be paid by the Company.

6.                                       INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)                                  Obligations of the Company to Indemnify.  In the event of any registration of any Registrable Securities pursuant to this Agreement, the Company will, and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Investor, its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners (and the directors, officers, fiduciaries, employees, stockholders, members or general and limited partners thereof), underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, fiduciary, managing director, agent, affiliate, consultant, representative, successor, assign or partner of such underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld, conditioned or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Claims”), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation promulgated under the Securities Act or the Exchange Act, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or free writing prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein; provided, further, however, that the Company shall not be liable to any such indemnified party with respect to any amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by an Investor; provided, further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Investor or underwriter, or any person controlling or claiming through such Investor or underwriter, from whom the person asserting any such Claim purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented and provided by the Company to the Investor or underwriter, as applicable, in accordance with Section 3(d)) was not sent or given by or on behalf of such Investor or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such Person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such Claim.

(b)                                 Obligations of the Investors to Indemnify.  Each Investor selling Registrable Securities that are included in the securities as to which any registration under this Agreement is being effected shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) to the extent permitted by law the Company, its officers and directors, legal counsel and accountants, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, stockholders, fiduciaries, managing directors, agents, affiliates, consultants, representatives, successors, assigns or general and limited partners and respective controlling Persons for Claims insofar as such Claims arise out of are based upon any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Investor specifically for use therein, and each such Investor shall reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Investor shall be required to pay pursuant to this Section 6(b) and Sections 6(c) and (e) shall in no case be greater than the amount of the net proceeds received by such Investor upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim.  The Company and each Investor of Registrable Securities hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Investors to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Company by or on behalf of any Investor for use in any such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or any free writing prospectus, are statements specifically relating to (i) the number of Registrable Securities held by such Investor and its Affiliates and (ii) the name and address of such Investor.  If any additional information about such Investor or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such Investor shall not unreasonably withhold its agreement referred to in the immediately preceding sentence.  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Investor.

(c)                                  Blue Sky Laws.  Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.

(d)                                 Procedure.  Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 6, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Agreement.  In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof (as required above), the indemnifying party shall be entitled to participate therein and to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise, in the reasonable opinion of outside counsel to the indemnified party, a conflict of interest between such indemnified and indemnifying party may exist in respect of such claim, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction) and the indemnifying party shall be liable for any reasonable expenses therefor.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)                                  Contribution.  If for any reason the foregoing indemnity is unavailable, unenforceable or is insufficient to hold harmless an indemnified party under Sections 6(a), (b) or (c), then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim, as well as other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.  The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 6(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 6(e).  The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Notwithstanding anything in this Section 6(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 6(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 6(b) and (c).

(f)                                    Other Agreements.  Notwithstanding this Section 6, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement, if any, entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g)                                 Payments.  The indemnification and contribution required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(h)                                 Survival.  The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Series A Preferred Stock or any Registrable Securities.

7.                                       Reports Under the Exchange Act.  With a view to making available to the Investors all of the benefits of Rule 144, the Company agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and (iii) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

8.                                       Miscellaneous.

(a)                                  Other Registration Rights.

(i)                                     The Company may hereafter grant to any Person or Persons the right to request the Company to register any equity securities of the Company (the “Subsequent Registration Rights”), or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of the Registrable Securities; provided, however, that the Subsequent Registration Rights may not have priority over the registration rights of the Registrable Securities hereunder in any respect and such Subsequent Registration Rights shall have no piggyback rights on any registration and sale of Registrable Securities hereunder.

(ii)                                  The Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person which have not been fully satisfied, other than those rights granted in that certain Amended and Restated Registration Rights Agreement dated February 27, 2009 by and among the Company and Safeguard (the “Safeguard Registration Rights Agreement”).

(b)                                 General Piggyback Rights of the Investors.  If at any time during the Registration Period there is not an effective Registration Statement covering all of the Registrable Securities for any reason whatsoever and the Company has filed, or is preparing to file, with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, or any registration statement filed in connection with the Strategic Transaction, then the Company shall send to each Investor written notice of such determination and, if within ten (10) days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights, which customary underwriter cutbacks shall be applied pro rata among such holders of registration rights.  For the sake of clarity, the covenants and obligations of the Company hereunder (including, without limitation, Sections 3, 5 and 6) shall apply to such piggy back registration, as applicable.

(c)                                  Specific Piggyback Rights of the Investors and Safeguard.

(i)                                     Piggyback Rights of the Investors on Safeguard Registration Rights; Amendment to Safeguard Registration Rights Agreement.  Notwithstanding anything contained herein to the contrary or any provision in the terms of the Safeguard Registration Rights Agreement to the contrary, in the event that there is an election for the underwritten registration of registrable securities under Section 2 of the Safeguard Registration Rights

Agreement, then the Company shall send to each Investor written notice of such proposed registration and, if within ten (10) days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered up to an amount of Registrable Securities equal to twenty percent (20%) of the registrable securities being included in the registration under the Safeguard Registration Rights Agreement, subject further to customary underwriter cutbacks applicable to all holders of registration rights, which customary underwriter cutbacks shall be applied pro rata among such holders of registration rights.  For the sake of clarity, the covenants and obligations of the Company hereunder (including, without limitation, Sections 3, 5 and 6) shall apply to such piggy back registration, as applicable.  By its acknowledgement of this Agreement on the signature pages hereto and the Company’s execution of this Agreement, each of the Company and Safeguard agrees to this piggyback provision and this provision shall be deemed to be an amendment to the Safeguard Registration Rights Agreement and this amendment shall not be further amended, waived or modified without the prior written consent of an Investor Majority hereunder.

(ii)                                  Piggyback Rights of Safeguard on Investors’ Registration Rights.  Notwithstanding anything contained herein to the contrary or any provision in the terms of the Safeguard Registration Rights Agreement to the contrary, in the event that there is an election for the underwritten registration of Registrable Securities under Section 2 of this Agreement, then the Company shall send to each “Holder” under the Safeguard Registration Rights Agreement written notice of such proposed registration and, if within ten (10) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such registrable securities such Holder requests to be registered up to an amount of registrable securities equal to twenty percent (20%) of the registrable securities being included in the registration under this Agreement, subject further to customary underwriter cutbacks applicable to all holders of registration rights, which customary underwriter cutbacks shall be applied pro rata among such holders of registration rights.  For the sake of clarity, the covenants and obligations of the Company under the Safeguard Registration Rights Agreement shall apply to such piggy back registration, as applicable.

(d)                                 Assignment of Registration Rights.  The registration rights of any Investor under this Agreement with respect to any Registrable Securities may be assigned to any Person who acquires such shares of Registrable Securities; provided that (A) such Person is an Affiliate of the Investor, (B) if the Investor is a partnership, such Person is a liquidating trust for the benefit of its partners or such Person is its partners or former partners in accordance with partnership interests or to the estate of any such partner or former partner, (C) if the Investor is a limited liability company, such Person is its members or former members in accordance with their interest in the limited liability company, (D) if the Investor is a corporation, such Person is its majority owned subsidiaries or Affiliates thereof or (E) if the Investor is an individual, such Person is the Investor’s family member or trust for the benefit of such Investor or his or her family members or an entity whose equity owners consist solely of the Investor and his or her family members.  Upon any such permitted assignment (i) the Investor shall give the Company written notice at or prior to the time of such assignment stating the name and address of the assignee and identifying the shares with respect to which the rights under this Agreement are being assigned; (ii) such assignee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound to the same extent and in the same capacity as the

Investor by the provisions of this Agreement; and (iii) such assignee acknowledges, immediately following such assignment, the further disposition of such securities by such assignee may be restricted under the Securities Act. In connection with any such transfer the Company shall, at its sole cost and expense, promptly after such assignment take such reasonable actions as shall be reasonably acceptable to the Investors and such permitted transferee to assure that the Registration Statement and related prospectus are available for use by such permitted transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned.

(e)                                  Successors and Assigns; Third Party Beneficiaries.  Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto, whether so expressed or not.

(f)                                    Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g)                                 Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of, and shall not be utilized in interpreting, this Agreement.

(h)                                 Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service or (iv) five (5) days after deposit in the U.S. mail, return receipt requested, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Clarient, Inc.
31 Columbia
Aliso Viejo, California
Facsimile:	(949) 425-5701
Attention:	Chief Executive Officer

With a copy to:

Stradling, Yocca, Carlson & Rauth
660 Newport Center Drive
Suite 1600
Newport Beach, California 92660
Facsimile:	(949) 725-4100
Attention:	Shivbir S. Grewal, Esq.

If to Legal Counsel:

Finn Dixon & Herling LLP
177 Broad Street
Stamford, Connecticut 06901
Facsimile:	(203) 325-5001
Attention:	Michael J. Herling, Esq.

If to an Investor, to its address and facsimile number set forth on the Schedule of Investors attached hereto, with copies to such Investor’s representatives as set forth on the Schedule of Investors, or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt or deposit in the U.S. mail, as the case may be, (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service or (D) by a signed return receipt in accordance with clause (i), (ii), (iii), or (iv) above, respectively.

(i)                                     Governing Law.  The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders.  All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.  Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(j)                                     Amendments and Waivers.  The provisions of this Agreement may be amended, waived or otherwise modified upon the written agreement of the Company and the Investor Majority.  Any waiver, permit, consent or approval of any kind or character on the part of any holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.  Notwithstanding the foregoing, Section 8(c)(ii) shall not be amended, waived or otherwise modified without the prior written consent of Safeguard (and/or their permitted transferees under the Safeguard Registration Rights Agreement).

(k)                                  Final Agreement.  This Agreement constitutes the complete and final agreement of the parties concerning the matters referred to herein and supersedes all prior agreements and understandings.

(l)                                     Execution.  This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(m)                               Consents.  All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding  a majority of the Registrable Securities, determined as if all of the Preferred Shares then outstanding have been converted into or exercised for Registrable Securities without regard to any limitations on conversion of the Preferred Shares.

(n)                                 Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(o)                                 Termination of Agreement.  This Agreement and all registration rights granted to an Investor shall terminate and be of no further force or effect with respect to that Investor if all of the following conditions are satisfied: (i) such Investor (together with its Affiliates, partners and former partners, member and former members) holds less than two percent (2%) of the Company’s outstanding Common Stock (treating all shares of convertible Preferred Stock on an as converted basis) and (ii) all Registrable Securities held by and issuable to such Investor (and its affiliates, partners and former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period, and provided that the Company’s Common Stock is traded on a national stock exchange. For the avoidance of doubt, this Agreement and all registration rights granted to the Purchasers hereunder shall terminate and be of no further force or effect if the Initial Closing does not occur.

(p)                                 Time of the Essence. Time is of the essence in connection with the Company’s performance of its obligations under this Agreement.

* * * * * *

[Signature Page to Clarient, Inc.

Registration Rights Agreement]

IN WITNESS WHEREOF, the Investors and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

CLARIENT, INC.

By:	/s/ Ronald A. Andrews
	Name:	Ronald A. Andrews
	Title:	Chief Executive Officer

[Signature Page to Clarient, Inc.

Registration Rights Agreement]

IN WITNESS WHEREOF, the Purchasers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP

/s/ Ann H. Lamont
Ann H. Lamont
Managing Member of Oak Associates XII, LLC
The General Partner of Oak Investment Partners XII, Limited Partnership

SCHEDULE OF INVESTORS

Investor’s Name	Investor’s Address and Facsimile Number
Oak Investment Partners XII, Limited Partnership	One Gorham Island Westport, Connecticut 06880 Attention: Ann H. Lamont Facsimile: (203) 226-6570

EXHIBIT A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock covered hereby on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling shares:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•                  in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•                  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•                  a combination of any such methods of sale; or

•                  any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the

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purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder.  The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until all of the shares continuing to have registration rights have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares of Common Stock covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

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Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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